                                       THE
                                    OSTERWEIS
                                      FUND

April 9, 1997

Dear Shareholders,

    For several months, the biggest risk facing the stock market has been that signs of higher inflation would induce the Fed to raise interest rates. In March, the Fed did react to tightening labor markets and rising wage rates by lifting the Fed Funds rate 0.25%. This triggered a sharp correction in the stock market.

    We are pleased to report that, despite this correction, The Osterweis Fund ended the quarter with a slight gain, while many of our more aggressive competitors suffered significant losses. The popular stock market averages have masked the true degree of pain suffered by many stocks. For the latest fiscal year ending March 31, 1997, The Osterweis Fund had a total return of 11.60%.

    Because we believe that the Fed will probably raise rates at least once more this year, we are taking a cautious approach towards managing The Osterweis Fund. First, we are keeping some cash as a cushion and as a buying reserve should stocks get cheaper. Second, we are focusing our investments in stocks with strong earnings trends, and in many cases, with robust-free cash flow generating ability. A number of the companies whose stocks we own are aggressively repurchasing stock. This acts to cushion any market downturn and, more importantly, to add to earnings per share by shrinking the number of shares outstanding.

    While market downturns can be unsettling, they do provide opportunities for long-term value-oriented investors to acquire positions at attractive prices. Because we do not believe that inflation is a serious problem now, we view the current Fed tightening as a preventative action designed to slow the economy rather than throw it into recession. As such, the Fed may be able to move toward easier money late this year, at which time the market should resume its upward momentum.

                        Sincerely,

                        /s/ John S. Osterweis

                        John S. Osterweis

The Osterweis Fund's annualized total return from its inception on October 1, 1993 through March 31, 1997 was 9.69%. The twelve months ending March 31, 1997 showed a total return of 11.60%. Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. The Osterweis Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

                               THE OSTERWEIS FUND

                       Value of $10,000 vs. S&P 500 Index


Annual Average Total Return Periods
      Ended March 31, 1997

1 Year          Inception (10/1/93)
11.60%                9.69%


                      10/4/93     12/31/93     12/31/94      12/31/95     3/31/96      6/30/96      9/30/96     12/31/96     3/31/97
The Osterweis Fund    10,000       10,444       10,323        11,849      12,376       12,991       13,269       13,758      13,812
S&P 500 Index         10,000       10,179       10,309        14,178      14,942       15,602       16,091       17,438      17,904




Past performance is not predictive of future performance.

                                       THE
                                    OSTERWEIS
                                      FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 1997
--------------------------------------------------------------------------------
   Shares     COMMON STOCKS: 81.3%                                  Market Value
--------------------------------------------------------------------------------
              BANKS: 0.1%
     200      J.P. Morgan & Co.................................     $   19,650
                                                                    ----------

              BEVERAGES - ALCOHOLIC: 2.7%
  10,800      Anheuser-Busch Companies.........................        454,950
                                                                    ----------

              BUILDING AND HEAVY CONSTRUCTION: 2.9%
  26,800      CalMat Co........................................        472,350
                                                                    ----------

              BUSINESS SERVICES: 5.7%
  13,666      A.C. Nielsen Corp................................        204,990
  10,600      Allied Capital Corp..............................        212,000
  41,567      National Education Corp..........................        524,783
                                                                    ----------
                                                                       941,773
                                                                    ----------
              COSMETICS - SOAP: 2.9%
   9,240      Avon Products, Inc...............................        485,100
                                                                    ----------

              CONSUMER PRODUCTS: 7.0%
   5,700      Kimberly-Clark Corp..............................        566,437
  54,000      Playtex Products, Inc............................        587,250
                                                                    ----------
                                                                     1,153,687
                                                                    ----------
              ENERGY: 9.0%
  51,856      Patina Oil & Gas Corp............................        447,258
  34,909      Snyder Oil Corp..................................        562,908
  37,000      Wheelabrator Technology, Inc.....................        485,625
                                                                    ----------
                                                                     1,495,791
                                                                    ----------
              FINANCIAL SERVICES: 4.0%
   8,400      Associates First Capital Corp., Class A..........        361,200
  12,000      Countrywide Credit Corp..........................        297,000
                                                                    ----------
                                                                       658,200
                                                                    ----------
              INSURANCE:  5.9%
  12,700      Hartford Steam Boiler Inspection.................        568,325
   8,051      W. R. Berkley Corp...............................        410,601
                                                                    ----------
                                                                       978,926
                                                                    ----------


See accompanying Notes to Financial Statements.

                                      THE
                                   OSTERWEIS
                                      FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 1997, CONTINUED
--------------------------------------------------------------------------------
   Shares                                                           Market Value
--------------------------------------------------------------------------------
              MANUFACTURING - DIVERSIFIED: 2.3%
   7,900      W.R. Grace & Co..................................     $  374,262
                                                                    ----------

              MEDIA AND BROADCASTING: 7.0%
  12,500      Scandinavian Broadcasting System SA..............        225,000
  27,939      Westinghouse Electric Corp.......................        495,917
  23,400      Westwood One, Inc................................        432,900
                                                                    ----------
                                                                     1,153,817
                                                                    ----------
              NEWSPAPERS AND PUBLISHING: 2.9%
  43,100      K-III Communications Corp........................        484,875
                                                                    ----------

              PHARMACEUTICALS: 5.4%
  14,500      Forest Laboratories, Inc.........................        545,562
   9,300      Pharmacia & Upjohn, Inc..........................        340,613
                                                                    ----------
                                                                       886,175
                                                                    ----------
              REAL ESTATE: 11.0%
  76,300      Catellus Development Corp........................      1,163,575
  24,800      Crescent Real Estate Equities....................        663,400
                                                                    ----------
                                                                     1,826,975
                                                                    ----------
              RETAIL: 7.5%
  15,300      Rite Aid Corp....................................        642,600
  11,852      Tandy Corp.......................................        594,082
                                                                    ----------
                                                                     1,236,682
                                                                    ----------
              TELECOMMUNICATIONS: 5.0%
   7,900      Cellular Communications International, Inc.......        219,225
  15,320      Corecomm Inc.....................................        222,140
  18,267      NTL Inc..........................................        392,741
                                                                    ----------
                                                                       834,106
                                                                    ----------

              Total Common Stocks (cost $10,633,770)...........     13,457,319
                                                                    ----------


See accompanying Notes to Financial Statements.

                                      THE
                                   OSTERWEIS
                                      FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 1997, CONTINUED
--------------------------------------------------------------------------------
   Shares     CONVERTIBLE PREFERRED STOCK: 2.1%                     Market Value
--------------------------------------------------------------------------------
              ENERGY: 0.9%
   6,400      Snyder Oil Corp., 6.00%, Preferred Convertible A....   $ 150,400
                                                                     ---------

              TELECOMMUNICATIONS: 1.2%
   7,785      AirTouch Communications, Inc., 6.00%, Class B.......     199,491
                                                                     ---------

              Total Convertible Preferred stock (cost $320,127) ..     349,891
                                                                     ---------


                  U.S. GOVERNMENT AND
Principal Amount  GOVERNMENT AGENCY OBLIGATIONS: 6.6%
-------------------------------------------------------------------------------------
$200,000          FHLB, 6.20%, 10/16/1998..........................           199,400
 350,000          FHLD, 5.37%, 12/9/1997...........................           336,378
 400,000          SLMA, 5.16%, 6/12/1997...........................           399,924
 150,000          U.S. Treasury Notes, 5.00%, 1/31/1998............           148,688
                                                                          -----------

                  Total U. S. Government and Government Agency
                  Obligations (cost $1,086,199)....................         1,084,390
                                                                          -----------


                  CONVERTIBLE CORPORATE BONDS: 3.6%
-------------------------------------------------------------------------------------
 414,000          Kelley Oil & Gas Partners, 7.875%, 12/15/1999....           390,443
 230,000          National Education Corp., 6.50%, 5/15/2011.......           207,000
                                                                          -----------

                  Total Convertible Corporate Bonds (cost $507,281)           597,443
                                                                          -----------

                  WARRANTS: 0.2%
-------------------------------------------------------------------------------------
  25,928          Patina Oil & Gas Corp., Exp. 5/2/2001 (cost $46,995)         38,892
                                                                          -----------

                  REPURCHASE AGREEMENTS: 6.0%
-------------------------------------------------------------------------------------
 996,000          Star Bank Repurchase Agreement, 5.00%, dated 3/31/1997,
                  due 4/1/1997, collateralized by $1,070,000 GNMA, due
                  1/20/2024 (proceeds $996,138) (cost $996,000)....           996,000
                                                                          -----------


See accompanying Notes to Financial Statements.

                                      THE
                                   OSTERWEIS
                                      FUND

SCHEDULE OF INVESTMENTS AT MARCH 31, 1997, CONTINUED
---------------------------------------------------------------------------------------------
                                                                                 Market Value
---------------------------------------------------------------------------------------------
                  Total Investment in Securities (cost $13,590,372+): 99.8% ...  $16,523,935
                  Other Assets less Liabilities: 0.2%..........................       26,007
                                                                                 -----------
                  Total Net Assets: 100.0%.....................................  $16,549,942
                                                                                 ===========

*Non-income producing security.

+At March 31, 1997, the cost of securities for Federal tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

              Gross unrealized appreciation....................    $ 3,544,026
              Gross unrealized depreciation....................       (610,463)
                                                                   -----------
                    Net unrealized appreciation................    $ 2,933,563
                                                                   ===========


See accompanying Notes to Financial Statements.

                                      THE
                                   OSTERWEIS
                                      FUND

STATEMENT OF ASSETS AND LIABILITIES AT MARCH 31, 1997
------------------------------------------------------------------------------------------------------
ASSETS
    Investments in securities,  at value (identified cost  $13,590,372)  (Note 2-A) .....  $16,523,935
    Cash.................................................................................          815
    Dividends and interest receivable ...................................................       43,611
    Deferred organization costs (Note 2-E)...............................................       11,683
    Prepaid expenses.....................................................................        1,801
                                                                                           -----------
            Total assets ................................................................   16,581,845
                                                                                           -----------

LIABILITIES
    Payables:
        Advisory fee.....................................................................       12,242
        Administration fee...............................................................        2,081
    Accrued expenses ....................................................................       17,580
                                                                                           -----------
            Total liabilities............................................................       31,903
                                                                                           -----------


NET ASSETS...............................................................................  $16,549,942
                                                                                           ===========

    NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
        ($16,549,942/1,284,546 shares outstanding;
        unlimited number of shares authorized without par value)                           $     12.88
                                                                                           ===========

COMPONENTS OF NET ASSETS
    Paid-in capital .....................................................................  $13,145,613
    Undistributed net investment income..................................................       22,387
    Undistributed net realized gain on investments.......................................      448,379
    Net unrealized appreciation on investments...........................................    2,933,563
                                                                                           -----------
        Net assets ......................................................................  $16,549,942
                                                                                           ===========


See accompanying Notes to Financial Statements.

                                      THE
                                   OSTERWEIS
                                      FUND

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MARCH 31, 1997
------------------------------------------------------------------------------

INVESTMENT INCOME
    Income
        Interest .............................................. .........  $   167,223
        Dividends.............................................. .........      230,875
        Other.................................................. .........       15,347
                                                                           -----------
            Total income ...................................... .........      413,445
                                                                           -----------
    Expenses
        Advisory fees (Note 3-A) .............................. .........      179,929
        Administration fees (Note 3-B)......................... .........       34,149
        Custodian and accounting fees.......................... .........       24,105
        Audit fees............................................. .........       20,957
        Transfer agent fees.................................... .........        9,347
        Amortization of organization costs (Note 2-E).......... .........        7,753
        Registration fees...................................... .........        7,538
        Legal fees............................................. .........        5,576
        Reports to shareholders................................ .........        5,316
        Miscellaneous fees..................................... .........        3,440
        Trustees' fees......................................... .........        3,001
        Insurance fees......................................... .........        2,362
                                                                           -----------
            Total expenses..................................... .........      303,473
                                                                           -----------
                NET INVESTMENT INCOME   ....................... .........     109,972
                                                                           -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain from security transactions .............. .........      576,542
    Net change in unrealized appreciation on investments ...... .........    1,224,750
                                                                           -----------
            Net realized and unrealized gain on investments ... .........    1,801,292
                                                                           -----------
                NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....  $ 1,911,264
                                                                           ===========


See accompanying Notes to Financial Statements.

                                      THE
                                   OSTERWEIS
                                      FUND



STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------
                                                                          Year Ended           Year Ended
                                                                        March 31, 1997       March 31, 1996
-----------------------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income ..........................................        $    109,972         $    223,664
Net realized gain from security transactions ...................             576,542              148,463
Net change in unrealized appreciation on investments ...........           1,224,750            1,660,534
                                                                        ------------         ------------
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .           1,911,264            2,032,661
                                                                        ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net investment income ..........................................            (113,260)            (279,118)
Net realized gain from security transactions ...................            (188,621)                 -0-
                                                                        ------------         ------------
          TOTAL DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS ....            (301,881)            (279,118)
                                                                        ------------         ------------


CAPITAL SHARE TRANSACTIONS
Net (decrease) increase in net assets derived from net change in
   outstanding shares (a) ......................................          (1,943,533)           5,348,303
                                                                        ------------         ------------
          TOTAL (DECREASE) INCREASE IN NET ASSETS ..............            (334,150)           7,101,846

NET ASSETS
Beginning of year ..............................................          16,884,092            9,782,246
                                                                        ------------         ------------
END OF YEAR (including undistributed net investment income
           of $22,387 and $25,675, respectively) ...............        $ 16,549,942         $ 16,884,092
                                                                        ============         ============

(a) A summary of capital shares transactions is as follows:

                                                                   Year Ended                              Year Ended
                                                                 March 31, 1997                          March 31, 1996
                                                         -------------------------------         -------------------------------
                                                           Shares               Value              Shares               Value
                                                         -----------         -----------         -----------         -----------
Shares sold ........................................         329,346         $ 4,104,926             709,552         $ 7,794,336
Shares reissued in reinvestment of distribution ....          24,407             297,077              24,121             271,115
Shares redeemed ....................................        (507,580)         (6,345,536)           (241,996)         (2,717,148)
                                                         -----------         -----------         -----------         -----------
Net (decrease) increase ............................        (153,827)        $(1,943,533)            491,677         $ 5,348,303
                                                         ===========         ===========         ===========         ===========


See accompanying Notes to Financial Statements.

                                      THE
                                   OSTERWEIS
                                      FUND



FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------------------------
                                                      Year             Year             Year           October 1, 1993*
                                                      Ended            Ended            Ended              through
                                                  March 31, 1997   March 31, 1996   March 31, 1995      March 31, 1994
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ........        $  11.74          $  10.33          $  10.28          $  10.00
Income from investment operations:
          Net investment income .............             .08               .12               .28               .08
          Net realized and unrealized gain on
                    investments .............            1.27              1.48               .11               .22
                                                     --------          --------          --------          --------
Total from investment operations ............            1.35              1.60               .39               .30
                                                     --------          --------          --------          --------
Less distributions:
          From net investment income ........            (.08)             (.19)             (.25)             (.02)
          From net capital gains ............            (.13)              -0-              (.09)              -0-
                                                     --------          --------          --------          --------
Total distributions .........................            (.21)             (.19)             (.34)             (.02)
                                                     --------          --------          --------          --------
Net asset value, end of period ..............        $  12.88          $  11.74          $  10.33          $  10.28
                                                     ========          ========          ========          ========

Total return ................................           11.60%            15.59%             3.91%             6.29%+

Ratios/supplemental data:
Net assets, end of period (millions) ........        $   16.5          $   16.9          $    9.8          $    5.1
Ratio of expenses to average net assets:
          Before expense reimbursement ......            1.75%             1.77%             2.32%             3.73%+
          After expense reimbursement .......            1.75%             1.75%             1.74%             1.75%+
Ratio of net investment income to average
          net assets:
          Before expense reimbursement ......            0.63%             1.47%             2.74%             0.42%+
          After expense reimbursement .......            0.63%             1.49%             3.32%             2.40%+
Portfolio turnover rate .....................           41.30%            57.32%            28.65%            34.97%
Average commission rate paid per share++ ....        $  .0551                --                --                --

----------
*Commencement of operations.

+Annualized.

++For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


See accompanying Notes to Financial Statements.

                                      THE
                                   OSTERWEIS
                                      FUND



NOTES TO FINANCIAL STATEMENTS AT MARCH 31, 1997
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

         The Osterweis Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on October 1, 1993. The investment objective of the Fund is to attain long-term total returns. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

         A. Security Valuation. The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a National Market System are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

         B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

         C. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

         D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

         E. Deferred Organization Costs. The Fund has incurred expenses of $38,764 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight line basis over a period of sixty months from the date the Fund commenced investment operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of redemption.

                                      THE
                                   OSTERWEIS
                                      FUND


NOTES TO FINANCIAL STATEMENTS AT, CONTINUED
--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

         The Trust, on behalf of the Fund, has approved an Advisory Agreement with Osterweis Capital Management, Inc. (the "Advisor"). The Advisor agrees to furnish all investment advice, office space, facilities, and most personnel needed by the Fund. Advisory fees are computed daily and paid monthly by the Fund at the annualized rate of 1.00% of the Fund's average daily net assets. For the year ended March 31, 1997, the Fund incurred $179,929 in Advisory fees.

         The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.75% of average daily net assets annually. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to reimbursement by the Fund within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with any applicable laws. As of March 31, 1997, such contingent amounts reimbursable to the Advisor totaled $47,659.

         Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

                 Under $15 million          $30,000
                 $15 to $50 million         0.20% of average net assets
                 $50 to $100 million        0.15% of average net assets
                 $100 to $150 million       0.10% of average net assets
                 Over $150 million          0.05% of average net assets

         First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

         Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor. As of March 31, 1997, the Fund shares owned by the Fund's Advisor and its affiliates totalled 146,017 shares, out of 1,284,546.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

         The cost of purchases and the proceeds from sales of securities, other than U.S. Government obligations and short-term investments, for the year ended March 31, 1997 were $7,259,772 and $10,270,873, respectively.

                                      THE
                                   OSTERWEIS
                                      FUND



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS OF
         THE OSTERWEIS FUND and
THE BOARD OF TRUSTEES OF
         PROFESSIONALLY MANAGED PORTFOLIOS

         We have audited the accompanying statement of assets and liabilities of The Osterweis Fund (the Fund), a series of Professionally Managed Portfolios, including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the year ended March 31, 1995 and for the period from October 1, 1993 (commencement of operations) through March 31, 1994 were audited by other auditors whose report dated May 16, 1995 expressed an unqualified opinion on those financial highlights.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the 1997 and 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Osterweis Fund as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP



Los Angeles, California
May 9, 1997

                                     ADVISOR
                       Osterweis Capital Management, Inc.
                         One Maritime Plaza, Suite 1201
                         San Francisco, California 94111

                              ===================

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                              ===================

                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                              ===================

                                 TRANSFER AGENT
                          American Data Services, Inc.
                              24 West Carver Street
                                    2nd Floor
                           Huntington, New York 11743

                              ===================

                              INDEPENDENT AUDITORS
                                Ernst & Young LLP
                       515 South Flower Street, 24th Floor
                          Los Angeles, California 90071

                              ===================

                                  LEGAL COUNSEL
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.











                                      THE
                                   OSTERWEIS
                                      FUND













                                  ANNUAL REPORT

                                 MARCH 31, 1997